UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 17, 2004



                   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           INDIANA                     333-65080                94-2786905
--------------------------------  ------------------------ ---------------------
(State or other jurisdiction of   (Commission file Number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)


     829 AXP FINANCIAL CENTER, MINNEAPOLIS, MINNESOTA             55474
     ------------------------------------------------             -----
        (Address of principal executive offices)                (Zip Code)


       (Registrant's telephone number, including area code) (612) 671-3131
                                                            --------------


             (Former name or address, if changed since last report)



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

Item 5. Other Information.

On May 17, 2004 American Enterprise Life Company (the "Company")  appointed Dave
K. Stewart as Principal Accounting Officer. Mr. Stewart will be replacing Jeryl Millner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGISTRANT                                  AMERICAN ENTERPRISE LIFE
                                            INSURANCE COMPANY


BY                                          /s/  Dave K. Stewart
                                            ------------------------
                                                 Dave K. Stewart
NAME AND TITLE                                   Principal Accounting Officer



DATE                                             May 17, 2004